Q1’22 Earnings Presentation P O W E R I N G T H E W O R L D ’ S T R A N S I T I O N T O E L E C T R I F I C A T I O N May 9 , 2022

2 Forward Looking Statements Romeo Power files reports with the SEC, which are available on the Company’s website under “Investor Relations” free of charge. This includes Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports as soon as reasonably practicable after the Company electronically files such materials with or furnishes them to the SEC. The SEC also maintains an Internet site that contains Romeo Power’s reports, proxy and information statements, and other information at www.sec.gov. Certain statements in this press release may constitute “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, including, without limitation, express or implied statements concerning Romeo Power’s ability to develop or sell new products, or to pursue customers in new product or geographic markets, Romeo Power’s expectations regarding its future financial performance, the demand for safe, effective, affordable and sustainable EV products, Romeo Power’s ability to produce and deliver such products on a commercial scale, and Romeo Power’s expectations that its customers will adhere to contracted purchase commitments on the currently expected timeframe are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Romeo Power’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: Romeo Power’s ability to execute on its plans to develop and market new products and the timing of these development programs; Romeo Power’s ability to increase the scale and capacity of its manufacturing processes; Romeo Power’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Romeo Power’s products; the success of other competing technologies that may become available; Romeo Power’s ability to identify and integrate acquisitions; Romeo Power’s potential need for and ability to secure additional capital; the performance of Romeo Power’s products and customers; potential litigation involving Romeo Power; demand for battery cells and supply shortages; the potential effects of COVID-19; and general economic and market conditions impacting demand for Romeo Power’s products. You should carefully consider the foregoing factors and the other risks and uncertainties described in the Company’s filings with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from those implied by our forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Romeo Power undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

3 Today’s Speakers & Agenda Susan Brennan Chief Executive Officer Dr. AK Srouji, PhD Chief Technology Officer Kerry A. Shiba Chief Financial Officer Lauren Webb Chief Strategy & Commercial Officer Anne Devine Chief Operating Officer Q1 Overview & Highlights Commercial Update Operations & Manufacturing Update Technology & Innovation Update Q1 Results & Summary

Recent H igh l ights ▪ Delivered total revenues of $11.6 million, in-line with the Company’s annual expectations • Revenue growth driven primarily by increased delivery levels, as the Company continued to satisfy major supply contracts and expanded production capacity versus the prior year ▪ Continued to expand scope of Romeo Power’s total addressable market • Pursuing a broad range of new and potential customer relationships across previously untapped markets • Includes expanded vehicle types and diverse electrification opportunities ▪ Captured improved fixed cost leverage and manufacturing scale as production volumes continue to increase • Accelerated growth and commercialization by increasing 2022 average daily production rates by up to 75% over the fourth quarter of 2021 • Added a third shift to Vernon, CA facility to support execution against the Company’s current backlog ▪ Met major milestones in the transition of operations to the Company’s new state of the art manufacturing facility in Cypress, California • Started process to transition all operations and production • Will double lab and testing capabilities, expand installed capacity and continue to improve productivity ▪ Company holds backlog of $412 million based on minimum purchase commitments as of quarter end 4

ROMEO POWER

Commercial Momentum Growing


Purchase of JV Critically Important
Full control of R&D investment/strategy
Removed significant impediment to business
Expanded strategic and commercial optionality
Allowed expansion of market opportunities
New Management Team
Late Summer
February
Dynexus Collaboration Announced
Acquires JV Interest
3 Year Contract Extension with Major Customer
($17MM Value)
Commercial Vehicles
March
Awarded First Phase of Indigo, Multi-phase Commercial Program
Rideshare & Delivery EVs
Wrightspeed "Powertrain in a Crate" Collaboration
School & Transit Buses, Medium & Heavy-Duty Trucks
First Production Pedigree Pack Shipped to Key Customer
Heavy-Duty Commercial Vehicles
May
Sole Provider of Lithium-Ion Batteries
Low-Speed Electric Vehicles
(LSEVs)
Delivered Units to Four New Pilot Customers, Two of Which Were Restricted Prior to JV Purchase

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6 Q1’22 Bus iness Deve lopment Act iv i ty Romeo acquired 15 qualified prospects from prior JV Already converted 2 of the qualified prospects into new orders within 60 days Engaged 7 additional new prospects: ▪ Shuttles ▪ Passenger Car Platform ▪ Vintage Car Retrofit ▪ Delivery vehicles Developing strong pipeline of new pilot customers in Defense, Marine, Off-Road, Transit, & Delivery New team has deep industry and alternative fuel/battery sales experience Built full sales and marketing team over the last several months Executed Successfully to Win Opportunities in Expanded Markets 715 2 Further Expanded Market Reach Launching new battery systems seminars for prospective customers in early stages of electrification (Summer 2022)

ROMEO POWER

Customers Choose Product that Fits Their Needs



1 highly configurable module…

3 unique packs…



Modules + BMS



Menara - 80



Menara - 30

Numerous

rapidly developing opportunities and end markets for electrification


Short/Mid Haul Freight
CL6/7 Van
Construction
Military & Specialty
ESS Trailer
Refuse Truck
PAX Truck
Autocycle
Last Mile Delivery
Electro-Vintage
Yard Truck
FCEV / Long Haul BEV
eVTOL
Marine
Sports Car
Bus / Shuttle
Power Tools/ Drones

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8 Mobi le Charg ing Tra i ler Romeo Power Menara - 80 Batteries + Charging System

Cypress Fac i l i ty Progress Major Milestones • February 6, 2022 Architectural Design Complete • February 20, 2022 MEP Design Complete • March 1, 2022 Plan Check Submittal • March 3, 2022 Construction Begins • March 31, 2022 City Permits Approved • March 3 – July 24, 2022 Construction Progress 9

10 Qual i ty Remains a Cr i t i ca l Focus Improved Training Fewer Changeovers Improved Machine Uptime 90% Improvement to EOL Yield Target 18% Reduction in Scrap 17% Improvement in Laser Weld Performance YTD 2022 vs. Q4’21

11 Oct 2021 Nov 2021 Dec 2021 Jan 2022 Feb 2022 Mar 2022 Apr 2022 May 2022 Jun 2022 Jul 2022 Aug 2022 Sep 2022 Oct 2022 Nov 2022 Dec 2022 M o d u le s Sh ip p e d Actual Projected Improv ing Customer De l iver ies & Product ion Rates ▪ Ended Q1’22 with monthly production rate up to 75% higher than Q4’21 ▪ Line 3 installed and being commissioned in Cypress – full ramp in Q2’22 ▪ Cypress move expected to be complete by end of Q3’22 ▪ Additional production equipment to be ramped Q1’23 Line 3 Ramp Up Customer Deliveries

12 Cell Tech Module & Pack Tech Embedded Systems & Power Electronics Battery Intelligence & Warranty services Technology & Product P i l lars

ROMEO POWER

EV Industry: Three Categories with Different Solutions

Romeo is defining the pathway for commercial applications


IDEAL STATE
High Performance, Specialty Application
3
High Volume Performance
2
Entry Level Low Cost
1
Cell Energy (Wh/l)
Cell Cost ($/kWh)
RMO FOCUS
Menara BEV Pack Family
High Volume Performance Focus
NCA
NMC
NCMA
eLNO
Gr-Si Blend Anodes
Mn-rich
Denotes Areas of Expertise

Figure generated by Intercalation | Volta Foundation Battery Report 2021.

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14 Des igned & Di f ferent iated for Safety Battery Management System Single Cell Fault Tolerance Sensing ▪ Single cell fault tolerance is a MUST • Pouch Cells and Prismatic Cells systems today are not compliant without heavy loss of energy density and increased cost ▪ Event detection – UN GTR 20 • Exceeding standard by 3x (18 mins safety window vs. 5 minute requirements) ▪ Future: longer horizon prediction • Advanced sensing and algorithms to alert suspect vehicle before anomalous event Romeo’s goal is to eliminate unsafe events by combining design and predictive analytics

15 ▪ Equivalent to 250 to 300 miles of range in 30 mins with 1 MWh charger ▪ Utilizing Romeo’s proprietary combined charge controls, thermal, and design features ▪ Typical life without fast-charge 8 to 12 years, equivalent of 700K miles ▪ A major challenge for Solid-state, Lithium Metal, Silicon systems Ongoing system level testing with fast charge cycling: 10% to 80% SOC in 30 mins Source: Internal Romeo Power – Protype Menara Test Results for Major Class 8 OEM ROMEO BELIEVES WE ARE THE FIRST COMPANY TO DELIVER SUCH VALIDATED PERFORMANCE FOR HEAVY-DUTY COMMERCIAL VEHICLES Fastest Charge Rate Combined with L i fe Avai lab le for a CV

ROMEO POWER

Q1’22 Financial Results & 2022 Outlook Unchanged

Revenue

$11.6m Q1’22 ← **$9.1m** Q4’21

FY 2022 Outlook **$40m-$50m*** ← **$16.8m** FY 2021

Liquidity

~$67m Q1’22 ← **$120m** Q4’21

~$37m to complete acquisition of BorgWarner’s interest in the joint venture including direct costs to close the transaction

* **Outlook would be approximately double the range provided if not for a structural change in how the value of battery cells are treated in our arrangement with a major customer**

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17 World Class Cypress Facility Coming on Line Soon Leading Battery Technology & Thought Leader in Industry Making Significant Improvements in Manufacturing Quality & Yield Pipeline has Growing Diversity of Electrification Opportunities Commercial Momentum Accelerating Summary & C los ing Remarks Utilize Equity Finance Programs to Support Investments Ready to Invest in Long-Term Growth and Value Enhancement

IR Contacts: Alpha IR Group RMO@alpha-ir.com 312-445-2870 POWER INSPIRED BY NATURE